--------------------------------------------------------------------------------
                           A N N U A L   R E P O R T
--------------------------------------------------------------------------------

1995
1995
1995
1995
1995
                                Smith Barney
                                Managed
                                Governments
                                Fund Inc.
                                ------------------------------------------------
                                July 31, 1995

                                [LOGO OF SMITH BARNEY MUTUAL FUNDS APPEARS HERE]


------------------------------------------
Smith Barney Managed Governments Fund Inc.
------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Managed Governments Fund. For the 12 months ended July 31, 1995, the Fund generated a total return of 7.67% and paid dividends totaling $0.79 per share for Class A shares.

Economic and Market Update

The Federal Reserve Board's seven increases in short-term interest rates, which began in February 1994 and continued over a 13-month period, produced weakening economic conditions as 1995 began. While the central bank, under Alan Greenspan's leadership, contended that its pre-emptive measures were necessary to combat the inflationary ghosts of the 1980's, the financial markets were quick to recognize the almost immediate response to higher rates which was a reduction in consumer spending. As a result, interest rates across the maturity spectrum declined dramatically. The chart below shows the drop in rates from January 1995 to June 1995.

                           Rate at                Rate at
  Maturity                 1/2/95                 6/30/95              Change
 ------------------------------------------------------------------------------
   3-Month                 5.682%                 5.563%               -0.1193
   6-Month                 6.495                  5.576                -0.9183
   1-Year                  7.162                  5.623                -1.5380
   2-Year                  7.690                  5.793                -1.8970
   3-Year                  7.778                  5.852                -1.9263
   5-Year                  7.827                  5.970                -1.8570
  10-Year                  7.827                  6.203                -1.6235
  30-Year                  7.876                  6.617                -1.2585
 ------------------------------------------------------------------------------

During this period, the U.S. dollar continued under pressure versus many of the world's major currencies while strengthening against the currency of our major trading partners, Canada and Mexico. Consequently, weaker demand for U.S. exports from our border neighbors was offset by stronger demand from the newer economies of Eastern Europe and the Pacific Rim. These circumstances tended to heighten the nervous mood in the financial markets.

In the political arena, the American citizen received an early introduction to the 1996 Presidential campaign after the overwhelming Republican victory in November. While the Republican Party's 100-day "Contract with America" appeared to be a media success, we believe that the real work still needs to be done. As doubts surface about politicians' conviction to reach the next legislative level, for instance in such key areas as balancing the budget, the

                                                                               1


markets may become a more important sounding board as reflected in interest-rate movements. In our opinion, market and economic events, together with political developments, should keep the financial markets in a relatively uncertain mood over the coming months.

Portfolio Strategy

The bull market of 1993 and the bear market of 1994 caused us to conclude that 1995 would probably reflect both the best and the worst conditions of the past two years. The first six months of the year provided us with a good taste of declining rates, which translated into increased economic activity as consumer sentiment picked up. Fearful of overstaying a beneficial market, many investors have resorted to more conservative strategies. As the year began, we were not certain if the bull or bear market would appear first. Therefore, the Fund's portfolio remained more heavily weighted in mortgage-backed securities. As interest rates declined during the first half, Treasuries performed well, and the Fund's weighting in mortgage-backed securities hindered its performance somewhat.

One of the primary catalysts for the good performance in the Treasury market was the fact that, as rates started to decline, prepayment fears increased. As a result, investors began to sell mortgage-backed securities and to buy Treasuries. We believe, however, that there is little prepayment risk to the mortgage-backed market at this time, because the bulk of refinancing activity had already taken place in 1993. Also, interest rates are not as low as they were in 1993, which removes the major incentive to refinance.

Our strategy throughout the second half of the Fund's fiscal year has been to take a more neutral or "middle of the road" approach which places us squarely between the bulls of 1993 and the bears of 1994. The Fund's portfolio currently has an income orientation with 65% of its assets allocated to higher-coupon mortgage-backed securities and 35% invested in U.S. Treasury notes. The mortgage-backed securities provide us with maximum potential income while the Treasuries should enable us to participate in a market rally should rates decline further. The Fund's average maturity is currently five years.

By taking this income-oriented approach to the markets, we believe that we can avoid the unnecessary volatility which may occasionally appear in today's climate of economic and political uncertainty. In this way, we believe that we can serve the best interests of our shareholders.

Outlook

During the second half of 1995, rates should fluctuate considerably less as market participants focus on investment income rather than interest-rate projections. Barring indications of a recession, we believe that the market will

2


likely trade within a relatively narrow range. We will continue to emphasize higher-coupon mortgage securities, which generally perform better in a stable or rising interest-rate environment, in conjunction with five- and 10-year U.S. Treasury securities. This strategy has already succeeded in earning attractive income for our shareholders, and we do not have any immediate plans to change it.

We thank you for your confidence in our investment management. Should you have any questions about your investment in the Fund, please speak with your Smith Barney Financial Consultant.

Sincerely,

/s/ Heath B. McLendon                         /s/ James E. Conroy

Heath B. McLendon                             James E. Conroy
Chairman and                                  Vice President and
Investment Officer                            Investment Officer

August 21, 1995

                                                                               3


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------------------------------------
                          Net Asset Value
                      ----------------------
                      Beginning        End          Income       Capital Gain      Return of          Total
Year Ended             of Year       of Year      Dividends      Distributions      Capital       Returns/(1)/
==============================================================================================================
7/31/95                $12.50        $12.63         $0.74           $0.00            $0.04             7.67%
--------------------------------------------------------------------------------------------------------------
7/31/94                 13.29         12.50          0.61            0.00             0.19             0.08
--------------------------------------------------------------------------------------------------------------
7/31/93                 12.88         13.29          0.66            0.23             0.00            10.43
--------------------------------------------------------------------------------------------------------------
7/31/92                 12.09         12.88          0.91            0.00             0.08            15.25
--------------------------------------------------------------------------------------------------------------
7/31/91                 12.13         12.09          0.98            0.00             0.11             9.02
--------------------------------------------------------------------------------------------------------------
7/31/90                 12.19         12.13          1.07            0.00             0.03             9.01
--------------------------------------------------------------------------------------------------------------
7/31/89                 12.04         12.19          0.96            0.00             0.11            10.62
--------------------------------------------------------------------------------------------------------------
7/31/88                 12.62         12.04          1.09            0.01             0.01             4.43
--------------------------------------------------------------------------------------------------------------
7/31/87                 13.32         12.62          1.11            0.34             0.00             5.69
--------------------------------------------------------------------------------------------------------------
7/31/86                 13.03         13.32          1.34            0.09             0.00            13.81
--------------------------------------------------------------------------------------------------------------
Inception*
 - 7/31/85              12.35         13.03          1.23            0.03             0.00            16.33
==============================================================================================================
Total                                              $10.70           $0.70            $0.57
==============================================================================================================
--------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------------------------------------
                          Net Asset Value
                      ----------------------
                      Beginning        End          Income       Capital Gain      Return of          Total
Year Ended             of Year       of Year      Dividends      Distributions      Capital       Returns/(1)/
==============================================================================================================
7/31/95                $12.50        $12.63         $0.67           $0.00            $0.04             7.04%
--------------------------------------------------------------------------------------------------------------
7/31/94                 13.29         12.50          0.56            0.00             0.17            (0.46)
--------------------------------------------------------------------------------------------------------------
Inception*
 - 7/31/93              12.64         13.29          0.41            0.16             0.00             9.92
==============================================================================================================
Total                                               $1.64           $0.16            $0.21
==============================================================================================================
--------------------------------------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------------------------------------
                          Net Asset Value
                      ----------------------
                      Beginning        End          Income       Capital Gain      Return of          Total
Year Ended             of Year       of Year      Dividends      Distributions      Capital       Returns/(1)/
==============================================================================================================
7/31/95                $12.50        $12.63         $0.67           $0.00            $0.04             7.04%
--------------------------------------------------------------------------------------------------------------
7/31/94                 13.29         12.50          0.56            0.00             0.17            (0.46)
--------------------------------------------------------------------------------------------------------------
Inception*
 - 7/31/93              13.18         13.29          0.03            0.02             0.00             1.25
==============================================================================================================
Total                                               $1.26           $0.02            $0.21
==============================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

4


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge/(1)/
                                               ---------------------------------
                                               Class A      Class B      Class C
================================================================================
Year Ended 7/31/95                              7.67%         7.04%        7.04%
--------------------------------------------------------------------------------
Five Years Ended 7/31/95                        8.38          N/A          N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/95                         8.52          N/A          N/A
--------------------------------------------------------------------------------
Inception* - 7/31/95                            9.29          5.95         3.70
--------------------------------------------------------------------------------
                                                      With Sales Charge/(2)/
                                               ---------------------------------
                                               Class A      Class B      Class C
================================================================================
Year Ended 7/31/95                              2.83%         2.54%        6.04%
--------------------------------------------------------------------------------
Five Years Ended 7/31/95                        7.38          N/A          N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/95                         8.02          N/A          N/A
--------------------------------------------------------------------------------
Inception* - 7/31/95                            8.83          4.95         3.70
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                       Without Sales Charge/(1)/
                                                       -------------------------
Class A (7/31/85 through 7/31/95)                               126.52%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/95)                             17.11
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/95)                              7.88
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and then by 1.00% per year thereafter until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and C shares are September 4, 1984, November 6, 1992 and June 29, 1993, respectively.

                                                                               5


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                the Smith Barney Managed Governments Fund Inc.
                 vs. the Lehman Brothers Government Bond Index
                 and the Lipper Mortgage Securities Average/+/
                                  (unaudited)
--------------------------------------------------------------------------------
                             July 1985 - July 1995


                             [GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in Class A shares on July 31,
  1985, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1995. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The Lipper Analytical Services, Inc. U.S. Mortgage Securities Bond Fund Average ("Lipper Mortgage Securities Average") is composed of the Fund's peer group of mutual funds (11 funds as of July 31, 1995) investing in U.S. mortgage-backed securities. Lipper Analytical Services, Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

6


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                   July 31, 1995
--------------------------------------------------------------------------------

Portfolio Breakdown


                           [PIE CHART APPEARS HERE]


     U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury notes, bills and bonds.

     Mortgage-Backed Securities are debt securities issued by the U.S. Government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

                                                                               7


Smith Barney
Managed Governments Fund Inc.

------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                  July 31, 1995
------------------------------------------------------------------------------------------------------
FACE                                                             COUPON
AMOUNT                SECURITY                                    RATE       MATURITY+        VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 93.7%
$  6,000,000          U.S. Treasury Note                          5.750%     08/15/03     $  5,742,900
  40,000,000          U.S. Treasury Note                          7.500      02/15/05       42,871,200
   5,000,000          U.S. Treasury Note                          7.125      02/29/00        5,180,350
  35,000,000          U.S. Treasury Note                          6.875      03/31/00       35,933,100
  65,000,000          U.S. Treasury Note                          6.750      04/30/00       66,427,400
  60,000,000          U.S. Treasury Note                          6.500      05/15/05       60,255,600
         330          FHLMC Certificates                          7.500      11/01/09              328
       7,387          FHLMC Certificates                          8.000      08/01/17            7,468
      28,305          FHLMC Certificates                         14.750      03/01/10           32,320
         369          FNMA Certificates                           9.500      06/01/01              388
       1,085          FNMA Certificates                           9.500      07/07/02            1,139
       1,324          GNMA Certificates                           8.500      06/15/21            1,373
 317,410,655          GNMA Certificates++                         9.000      12/15/17      337,629,714
 102,003,998          GNMA Certificates                           9.000      11/15/17      108,504,713
      6,100           GNMA Certificates                          10.000      10/15/18            6,649
------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND GOVERNMENT
                      AGENCY OBLIGATIONS (Cost -- $637,408,444)                            662,594,642
------------------------------------------------------------------------------------------------------
SHARES                SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------
OPTIONS -- 0.00%
     150,000          U.S. Treasury 10 Year Note Call @114 expires 8/19/95
                      (Cost -- $39,606)                                                          2,344
------------------------------------------------------------------------------------------------------
FACE
AMOUNT                SECURITY                                                                 VALUE
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.3%
$ 44,749,000          Citibank, 5.822% due 08/01/95; Proceeds
                      at maturity -- $44,756,237; (Fully collateralized by
                      U.S. Treasury Notes, 5.875% due 7/31/97;
                      Market value -- $45,647,222) (Cost -- $44,749,000)                    44,749,000
------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $682,197,050*)                                             $707,345,986
------------------------------------------------------------------------------------------------------

 + Date shown represents the last in the range of maturity dates of mortgage certificates only.
++ Security held in segregated account by custodian.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

8


Smith Barney
Managed Governments Fund Inc.

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                             July 31, 1995
---------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $682,197,050)                                 $ 707,345,986
   Cash                                                                                70,901
   Receivable for Fund shares sold                                                    256,143
   Receivable for securities sold                                                 118,425,742
   Interest receivable                                                              8,803,815
---------------------------------------------------------------------------------------------
   Total Assets                                                                   834,902,587
---------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                                  655,198
   Reverse repurchase agreement                                                    44,050,000
   Investment advisory fees payable                                                   255,277
   Administration fees payable                                                        113,497
   Distribution costs payable                                                         334,406
   Payable for securities purchased                                               127,081,315
   Accrued expenses                                                                   698,972
---------------------------------------------------------------------------------------------
   Total Liabilities                                                              173,188,665
---------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 661,713,922
=============================================================================================
NET ASSETS:
   Par value of capital shares                                                  $      52,395
   Capital paid in excess of par value                                            823,353,674
   Accumulated net realized loss on investments                                  (186,841,083)
   Net unrealized appreciation of investments                                      25,148,936
---------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 661,713,922
=============================================================================================
Shares Outstanding:
   Class A                                                                         41,849,499
   ------------------------------------------------------------------------------------------
   Class B                                                                         10,521,407
   ------------------------------------------------------------------------------------------
   Class C                                                                             23,673
   ------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                      $12.63
   ------------------------------------------------------------------------------------------
   Class B*                                                                            $12.63
   ------------------------------------------------------------------------------------------
   Class C**                                                                           $12.63
   ------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.71% of net asset value per share)                           $13.23
=============================================================================================

* Redemption price is NAV of Class B shares reduced by 4.50% if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by 1.00% if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

                                                                               9


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------------------
Statement of Operations                                     For the Year Ended July 31, 1995
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest (Net of interest expense of $935,457)                               $ 52,805,932
--------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                               3,107,867
   Distribution fees (Note 2)                                                      2,596,070
   Administration fees (Note 2)                                                    1,380,613
   Shareholder servicing fees                                                        589,308
   Custody                                                                           318,961
   Shareholder communications                                                         92,020
   Audit and legal                                                                    60,675
   Registration fees                                                                  50,899
   Directors' fees                                                                    31,400
   Other                                                                              54,896
--------------------------------------------------------------------------------------------
   Total Expenses                                                                  8,282,709
--------------------------------------------------------------------------------------------
Net Investment Income                                                             44,523,223
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS AND FUTURES (NOTE 3):
   Realized Loss From:
      Security transactions (excluding short-term securities)                    (35,900,766)
      Options contracts                                                             (387,853)
      Futures contracts                                                           (6,354,213)
--------------------------------------------------------------------------------------------
   Net Realized Loss                                                             (42,642,832)
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                                          (20,396,569)
      End of year                                                                 25,148,936
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                        45,545,505
--------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Futures                                       2,902,673
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $ 47,425,896
============================================================================================

                      See Notes to Financial Statements.

10


Smith Barney
Managed Governments Fund Inc.

---------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                              For the Years Ended July 31,
---------------------------------------------------------------------------------------------
                                                               1995                   1994
=============================================================================================
OPERATIONS:
   Net investment income                                 $  44,523,223          $  45,505,462
   Net realized loss on
      security transactions                                (42,642,832)           (12,910,592)
   Increase (decrease) in net unrealized
      appreciation of investments                           45,545,505            (34,482,577)
---------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
      From Operations                                       47,425,896             (1,887,707)
---------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                   (40,491,996)           (36,009,036)
   Overdistribution of net income                                   --             (2,462,199)
   Capital                                                  (1,998,735)           (11,687,140)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                        (42,490,731)           (50,158,375)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sales                                 259,445,859             54,613,233
   Net value of shares issued to
      shareholders for reinvestment
      of dividends                                          28,024,578             33,812,117
   Cost of reacquired shares                              (391,232,326)          (212,646,314)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets
      From Fund Share Transactions                        (103,761,889)          (124,220,964)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets                                  (98,826,724)          (176,267,046)
NET ASSETS:
   Beginning of year                                       760,540,646            936,807,692
---------------------------------------------------------------------------------------------
   End of year*                                          $ 661,713,922          $ 760,540,646
=============================================================================================
*  Includes undistributed (overdistributed)
      net investment income of:                                     --            $(4,031,227)
=============================================================================================

                      See Notes to Financial Statements.

                                                                              11


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1.  Significant Accounting Policies

     The Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) short-term securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to the Fund and each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (i) in accordance with Statement of Position 93-2 Determination,
                                                         --------------
Disclosure, and Financial Statement Presentation of Income, Capital Gain, and
-----------------------------------------------------------------------------
Return of Capital Distributions by Investment Companies, book and tax basis
--------------------------------------------------------
differences relating to shareholder distributions and other permanent book and tax differences are reclassified to paid-in capital. As of July 31, 1995, the cumulative effect of such differences, totaling $1,998,735, were reclassified to paid-in capital from accumulated net investment loss. Net investment income, net realized gains, and net assets were not affected by this change; and (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

12


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     In addition, the Fund may from time to time enter into options and/or futures contracts to hedge market risk.

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion; this fee is calculated daily and paid monthly.

     SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion: this fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as administrator to the Fund. The Fund paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of March 27, 1995 this relationship was terminated.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended July 31, 1995, SB received sales charges of approximately $1,626,500 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1995, CDSC's of approximately $466,900 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets for each class.

                                                                              13


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The Fund also pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively.

     All officers and one director of the Fund are employees of SB.

     3.  Investments

     During the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $2,071,169,983 and $2,164,697,191, respectively.

     At July 31, 1995, the net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

===============================================================================
Gross unrealized appreciation                                       $25,499,832
Gross unrealized depreciation                                          (350,896)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $25,148,936
===============================================================================

     4.  Capital Loss Carryforward

     At July 31, 1995, the Fund had for Federal tax purposes unused capital loss carryforwards of approximately $186,227,742 available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and the year of expiration for each loss carryforward is indicated below:

                        7/31/96         7/31/97         7/31/02        7/31/03
================================================================================
Carryforward          $120,171,153    $29,387,864     $3,422,711     $33,246,014
================================================================================

     5.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

14


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     6.  Reverse Repurchase Agreement

     The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At July 31, 1995 the Fund had the following reverse repurchase agreement open:

   Description
================================================================================
Morgan Stanley, 4.00% due 8/7/95; Maturity value $44,103,839
  (Underlying collateral: U.S. Treasury Bond, 7.50% due 02/15/05)    $44,050,000
================================================================================

     Interest paid for the year ended July 31, 1995 on borrowings by the Fund under reverse repurchase agreements totalled $935,457.

     7.  Option Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a


                                                                              15


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     8.  Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     At July 31, 1995, the Fund had no open futures contracts.

     9.  Securities Traded on a When-Issued or To-Be-Announced Basis

     The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

     As of July 31, 1995, there were no TBA transactions.

     10.  Common Stock

     At July 31, 1995 the Fund had authorized 500 million shares of $.001 par value common stock. The Fund has the ability to issue

16


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D shares as Class C shares. At July 31, 1995, total paid-in capital amounted to the following for each class:

                                                Class A         Class B        Class C
=========================================================================================
Total Paid-in Capital                         $695,456,335    $127,651,229     $298,505
=========================================================================================

Transactions in shares of each class were as follows:

                                    Year Ended                         Year Ended
                                   July 31, 1995                      July 31, 1994
                            ----------------------------       ---------------------------
                              Shares           Amount            Shares           Amount
==========================================================================================
Class A
Shares sold                 19,786,976      $ 241,728,620      1,234,269     $  16,119,677
Shares issued on
   reinvestment              1,797,001         22,108,190      1,364,311        17,605,656
Shares redeemed             (9,428,140)      (115,641,617)    (7,728,677)      (99,778,358)
------------------------------------------------------------------------------------------
Net Increase (Decrease)     12,155,837      $ 148,195,193     (5,130,097)    $ (66,053,025)
==========================================================================================
Class B
Shares sold                  1,422,270      $  17,423,153      2,953,503     $  38,395,975
Shares issued on
   reinvestment                479,870          5,909,325      1,255,487        16,203,005
Shares redeemed            (22,538,562)      (275,512,867)    (8,734,882)     (112,832,254)
------------------------------------------------------------------------------------------
Net Decrease               (20,636,422)     $(252,180,389)    (4,525,892)    $ (58,233,274)
==========================================================================================
Class C *
Shares sold                     23,676      $     294,086          7,485     $      97,581
Shares issued on
   reinvestment                    569              7,063            270             3,456
Shares redeemed                 (6,360)           (77,842)        (2,843)          (35,702)
------------------------------------------------------------------------------------------
Net Increase                    17,885      $     223,307          4,912     $      65,335
==========================================================================================

* On November 7, 1994 the former Class D shares were renamed Class C shares.

                                                                              17


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                               1995        1994        1993        1992        1991
===================================================================================================
Net Asset Value, Beginning of Year          $12.50      $13.29      $12.88      $12.09      $12.13
---------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.81        0.75        0.69        0.91        0.98
   Net realized and unrealized
      gain (loss) on investments              0.10       (0.74)       0.61        0.87        0.07
---------------------------------------------------------------------------------------------------
Total Income From Operations                  0.91        0.01        1.30        1.78        1.05
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.74)      (0.57)      (0.65)      (0.91)      (0.98)
   Overdistribution of net income               --       (0.04)      (0.01)         --          --
   Overdistribution of net realized gains       --          --       (0.23)         --          --
   Capital                                   (0.04)      (0.19)         --       (0.08)      (0.11)
---------------------------------------------------------------------------------------------------
Total Distributions                          (0.78)      (0.80)      (0.89)      (0.99)      (1.09)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.63      $12.50      $13.29      $12.88      $12.09
---------------------------------------------------------------------------------------------------
Total Return                                  7.67%       0.08%      10.43%      15.25%       9.02%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $528,533    $371,086    $462,703    $488,515    $474,305
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.07%       1.03%       0.99%       0.82%       0.82%
   Net investment income                      6.57        5.60        5.35        7.23        8.12
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        292%        236%        436%        426%        365%
===================================================================================================
Class B Shares                               1995        1994        1993(1)
===================================================================================================
Net Asset Value, Beginning of Year          $12.50      $13.29      $12.64
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                      0.75        0.69        0.47
   Net realized and unrealized
      gain (loss) on investments              0.09       (0.75)       0.75
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.84       (0.06)       1.22
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.67)      (0.52)      (0.40)
   Overdistribution of net income               --       (0.04)      (0.01)
   Net realized gains                           --          --       (0.16)
   Capital                                   (0.04)      (0.17)         --
---------------------------------------------------------------------------------------------------
Total Distributions                          (0.71)      (0.73)      (0.57)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.63      $12.50      $13.29
---------------------------------------------------------------------------------------------------
Total Return                                  7.04%      (0.46)%      9.92%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $132,882    $389,383    $474,093
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.57%       1.55%       1.62%+
   Net investment income                      6.07        5.08        4.72+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        292%        236%        436%
===================================================================================================

(1) For the period from November 6, 1992 (inception date) to July 31, 1993. ++ Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.

18


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                  1995             1994             1993(1)
==========================================================================================
Net Asset Value, Beginning of Year             $12.50           $13.29           $13.18
------------------------------------------------------------------------------------------
Income From Operations From:
   Net investment income                         0.76             0.69             0.07
   Net realized and unrealized
      gain (loss) on investments                 0.08            (0.75)            0.09
------------------------------------------------------------------------------------------
Total Income From Operations                     0.84            (0.06)            0.16
------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.67)           (0.52)           (0.03)
   Overdistribution of net income                  --            (0.04)              --
   Net realized gains                              --               --            (0.02)
   Capital                                      (0.04)           (0.17)              --
------------------------------------------------------------------------------------------
Total Distributions                             (0.71)           (0.73)           (0.05)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $12.63           $12.50           $13.29
------------------------------------------------------------------------------------------
Total Return                                     7.04%           (0.46)%           1.25%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $299              $72              $12
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.52%            1.58%            1.55%+
   Net investment income                         6.12             5.05             4.80+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           292%             236%             436%
==========================================================================================

(1) For the period from June 29, 1993 (inception date) to July 31, 1993. ++ Total return is not annualized as it may not be representative of the total return for the year.
  + Annualized.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

     Change in Independent Auditor: On October 19, 1994, based upon the recommendation of the Audit Committee of the Fund, the Board of Directors determined not to retain Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the Fund's independent auditor and voted to appoint KPMG Peat Marwick LLP. During the Fund's two most recent fiscal years, Coopers & Lybrand's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the Securities and Exchange Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212) 723-9218.

                                                                              19


Smith Barney
Managed Governments Fund Inc.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. as of July 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith Barney Managed Governments Fund Inc. as of July 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
September 22, 1995

20


Smith Barney
Managed
Governments
Fund Inc.

Directors
Burt N. Dorsett
Elliot S. Jaffe
Heath B. McLendon
Cornelius C. Rose, Jr.

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


[LOGO OF SMITH BARNEY APPEARS HERE]


Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Managed Governments Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Managed Governments
Fund Inc.
388 Greenwich Street
New York, New York 10013

FD 0421 9/95